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                                                                    EXHIBIT 10.4



                                 TULARIK INC.

                1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          ADOPTED ON JANUARY 30, 1997

                           APPROVED BY SHAREHOLDERS

                               ON APRIL 24, 1997

     1.   Purpose.

     (a) The purpose of the 1997 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Tularik Inc., a California corporation (the "Company") who is not otherwise at the time of grant an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity and to provide incentives for such persons to exert maximum efforts for the success of the Company.

                                       1.

     2.   Administration.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     3.   Shares Subject To The Plan.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Three Hundred Thousand (300,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for option grants under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares,

                                       2.
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bought on the market or otherwise.

     4.   Eligibility.

          Options shall be granted only to Non-Employee Directors of the Company.

     5.   Non-Discretionary Grants.

     (a) Upon the date of the approval of the Plan by the Compensation Committee of the Board (the "Adoption Date"), each person who is then a Non-Employee Director, and not already a holder of one or more options granted by the Company to purchase the Company's common stock, automatically shall be granted an option to purchase twenty-five thousand (25,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director, and not already a holder of options to purchase the Company's common stock, automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or the shareholders of the Company, be granted an option to purchase twenty-five thousand (25,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (c) On the date of the Company's annual meeting of shareholders in each year, commencing with the Company's annual meeting of shareholders occurring in 1997, each person who is then a Non-Employee Director and was a Non-Employee Director on the last day of the prior calendar year automatically shall be granted an option to purchase Eight

                                       3.
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Thousand (8,000) shares of common stock of the Company on the terms and conditions set forth herein.

     6.   Option Provisions.

          Each option shall be subject to the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionholder's continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; provided, however, that if such termination of service is due to (i) the optionholder's death, the option shall terminate on the earlier of the Expiration Date or six (6) months following the date of the optionholder's death; or (ii) the optionholder's disability, the option shall terminate on the earlier of the Expiration Date or six (6) months following the date of the optionholder's disability (for purposes of this subparagraph 6(a), "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code). If the exercise of the option following the termination of the optionholder's continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate (other than upon the optionholder's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the option

                                       4.

shall terminate on the earlier of (i) the expiration of the term of the option set forth in the option agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. In any and all circumstances, an option may be exercised following termination of the optionholder's continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the provisions of subparagraph 6(e).

     (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price is due in full upon any exercise. The optionholder may elect to make payment of the exercise price under one of the following alternatives:

               (i) Payment of the exercise price per share in cash or by check at the time of exercise; or

               (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionholder, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be

                                       5.
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valued at its fair market value on the date preceding the date of exercise; or

               (iii) Payment by a combination of the methods of payment specified in subparagraphs 6(c)(i) and 6(c)(ii) above.

          Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt by the Company of payment in cash or by check either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionholder prior to the issuance of shares of the Company's common stock.

     (d) An option shall be transferable (1) by will, (2) by the laws of descent and distribution, (3) to the spouse, children, lineal ancestors and lineal descendants of the optionholder (or to a trust created solely for the benefit of the optionholder and the foregoing persons) or to an organization exempt from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible charitable contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings) in order to implement the estate planning objectives of the optionholder or (4) to such other persons as may be permitted by the Board and expressly provided for under the terms of the optionholder's option agreement. Nothing in this subparagraph 6(d) shall permit the transfer of some or all of an option granted under the Plan to the spouse of an optionholder

                                       6.
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upon the dissolution of such optionholder's marriage without the express written consent of the Board, which consent may be extended or withheld in the complete and sole discretion of the Board. The optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

     (e) The option shall become exercisable in installments over a period of four (4) years from the date of grant at the rate of twenty-five percent (25%) in equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionholder has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

     (f) The Company may require any optionholder, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionholder's, or the optionholder's professional advisors (who are unaffiliated with and who are not directly or indirectly compensated by the Company or any Affiliate), knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own

                                       7.
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account, unaccompanied by the publication of any advertisement, and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and the shares otherwise meet the requirements for exemption under Section 25101 of the California Corporations Code, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may require any optionholder to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionholder or permitting the optionholder to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that

                                       8.

such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionholder not sell or otherwise transfer or dispose of any shares of common stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

     (i) The option may, but need not, include a provision whereby the optionholder may elect at any time while providing continuous service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     7.   Covenants Of The Company.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency

                                       9.

having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act, or any other applicable or available securities laws, either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and/or sell stock upon exercise of such options.

     8.   Use Of Proceeds From Stock.

          Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

     9.   Miscellaneous.

     (a) Neither an optionholder nor any person to whom an option is transferred under paragraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days

                                      10.

after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request. This paragraph 9(b) shall not apply (i) after the first underwritten registration of the offering of any securities of the Company under the Securities Act, or (ii) when issuance is limited to key persons whose duties in connection with the Company assure them access to equivalent information.

     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's bylaws and the provisions of the California Corporations Code (or the applicable laws of the Company's state of incorporation if the Company's state of incorporation should change in the future).

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to the term of an option granted to him under the Plan.

                                      11.
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     (e)  In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

     (f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the

                                      12.

mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     10.  Adjustments Upon Changes In Stock.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the

                                      13.

surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or (5) at the time individuals who, as of the first date as of which the Company has a class of equity securities which are actively traded on any established stock exchange or a national market system (including NASDAQ), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date, whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of Directors of the Company, as such terms are used in Rule 14a-11 of Regulation

                                      14.
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14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board, then: (i) any surviving corporation or acquiring corporation shall assume any options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to the shareholders in the transaction described in this paragraph 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding under the Plan, then the vesting of such options (and, if applicable, the time during which such options may be exercised) shall be accelerated prior to such event and the options terminated if not exercised (if applicable) after such acceleration and at or prior to such event.

     11.  Amendment Of The Plan.

     (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan; provided, however, that except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i)  Increase the number of shares which may be issued under the Plan;
or

          (ii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3

                                      15.
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promulgated under the Exchange Act.

     (b) Rights and obligations under any option granted before any amendment of the Plan or an outstanding option shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

     12.  Termination Or Suspension Of The Plan.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all options granted under the Plan are fully vested and either have been fully exercised or have expired. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted, which consent shall be in writing.

     13.  Effective Date Of Plan; Conditions Of Exercise.

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the shareholders of the Company.

     (b) No option granted under the Plan shall be exercised or become exercisable unless and until the condition of paragraph 13(a) above regarding shareholder approval has

                                      16.
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been met.

                                      17.

                1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                           NONSTATUTORY STOCK OPTION


_____________, Optionholder:

     Tularik Inc. (the "Company") has this day granted to you, the optionholder named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers, directors and consultants) and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") and to satisfy the requirements of Section 25102(f) of the California Corporate Securities Law of 1968, as amended.

     The details of your option are as follows:

     1. The total number of shares of Common Stock subject to this option is ________________ (__________). Subject to the limitations contained herein, this option shall be exercisable with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

     Date of Earliest Exercise             Number of Shares
          (Vesting)                         (Installment)

     Last day of 12th month following      _______ shares (20% of total
                                                   Commencement Date
                                                   shares subject to option)

     End of 13th through 59th months       _______ shares (approx. 1/60 of total
                                                   following Commencement Date
                                                   shares subject to option)

     End of 60th month following           _______ shares (balance of shares
                                                   Commencement Date
                                                   subject to option)

     The Commencement Date for purposes of this option is _________________.

     2. (a) The exercise price of this option is _________________ ($_________) per share.

          (b) Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

              (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

              (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Common Stock;

              (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

              (iv) Payment by a combination of the methods of payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

     3. (a) Subject to the provisions of this option you may elect at any time during your continuous service as a Non-Employee Director or employee of or consultant to the Company or an Affiliate, to exercise the option as to any part or all of the shares subject to this option at any time during the term hereof, including without limitation, a time prior to the date of earliest exercise ("vesting") stated in paragraph 1 hereof; provided, however, that:

              (i) a partial exercise of this option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

              (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement attached hereto; and

              (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form attached hereto with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

          (b) The election provided in this paragraph 3 to purchase shares upon the exercise of this option prior to the vesting dates shall cease upon termination of your employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

     4. In no event may this option be exercised for any number of shares which would require the issuance of anything other than whole shares.

     5. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act. You represent that you are a director of the Company or an Affiliate. You also represent that you are acquiring this option for your own account and not with a view to or for sale in connection with any distribution of this security. You also represent that you have acquired this option unaccompanied by the publication of any advertisement. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued pursuant to the exercise of this option as such counsel deems necessary and appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

     6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below, terminates on _________________________ (which date shall be no more than ten (10) years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: three (3) months after the termination of your employment with the Company or any Affiliate of the Company for any reason or for no reason unless:

          (a) such termination of employment is due to your permanent and total disability (within the meaning of Section 22(e)(3) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or six (6) months following such termination of employment; or

          (b) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or six (6) months after your death; or

          (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 5 above, in which event the option shall not terminate until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of employment; or

          (d) exercise of the option within three (3) months after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of (i) the termination date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate.

     However, this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

     7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require.

          (b)  By exercising this option you agree that:

            (i) the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

            (ii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction you will be deemed to own securities which (1) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (2) may be acquired by you within sixty (60) days of the Effective Date; (3) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or
(4) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

     8. During the term of this option, the Company shall keep available at all times the number of shares of stock required to satisfy the exercise of such option.

     9. (a) If any change is made in the stock subject to this option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), this option will be appropriately adjusted in the class(es), number of shares and price per share of stock subject to the option.

          (b) In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation; or (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, to the extent permitted by applicable law: (1) any surviving corporation shall assume this option or shall substitute a similar option (if this option is still outstanding), or (2) this option shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue this option, or to substitute a similar option for this option (if still outstanding), then this option shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, this option (if still outstanding) shall terminate if not exercised prior to such event.

     10. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

     11. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, or in the event that this option is granted to you in connection with the performance of services as an employee and you subsequently performs services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     12. Any notices provided for in this option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     13. This option may be amended by the Board of Directors (the "Board") of the Company at any time; provided, however, that any change that would adversely affect your rights in this option must first be approved by you in writing before becoming effective.

     14. This option is subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted by the Company. This authority shall be exercised by the Board, or by a committee of one or more members of the Board in the event that the Board delegates its authority to a committee. The Board, in exercise of this authority, may correct any defect, omission or inconsistency in this option in a manner and to the extent the Board shall deem necessary or desirable to make this option fully effective. References to the Board shall mean the committee if a committee has been appointed by the Board. Any interpretations, amendments, rules and regulations promulgated by the Board shall be final and binding upon the Company and its successors in interest as well as you and your heirs, assigns, and other successors in interest.

     15. Neither you nor any person to whom this option is transferred under paragraph 10 of this option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to this option unless and until such person has satisfied all requirements for exercise of this option pursuant to its terms.

     Dated the ______ day of _________, ________.

                                 Very truly yours,

                                 Tularik Inc.



                                 By:_________________________________
                                    Duly authorized on behalf
                                    of the Board of Directors


Attachments:
     Notice of Exercise
     Early Exercise Stock Purchase Agreement

The undersigned:

     (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option; and

     (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionholder and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

     None  ___________________________
           (Initial)

     Other ___________________________
           ___________________________
           ___________________________


                           _______________________________________
                           _______________________, Optionholder

                           Address: ______________________________
                                    ______________________________

                              NOTICE OF EXERCISE

Tularik Inc.
Two Corporate Drive
South San Francisco, CA 94080           Date of Exercise: _______________

Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

     Type of option (check one):  Incentive [_]      Nonstatutory [_]

     Stock option dated:          _______________

     Number of shares as
     to which option is
     exercised:                   _______________

     Certificates to be
     issued in name of:           _______________

     Total exercise price:        $______________

     Cash payment delivered
     herewith:                    $______________

     Promissory note delivered
     herewith:                    $______________

     Value of ________ shares of
     Tularik Inc. common
     stock delivered herewith/1/: $______________

     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1997 Non-Employee Directors Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years

_____________________________

/1/ Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

                                      1.

after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

     I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

     I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

     I further acknowledge that I will not be able to resell the Shares for at least ninety days (90) after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

     I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

     I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my Shares until the end of such period.

                                         Very truly yours,


                                         __________________________________

                                      2.